UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  June 17, 2005
                                                --------------------------------

                      GS Mortgage Securities Corporation II
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             (Exact name of registrant as specified in its charter)




          New York                333-115888-02                  22-3442024
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


          85 Broad Street, New York, New York                      10004
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        (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code  (212) 902-1000
                                                  ------------------------------


                                 Not applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.
            ------------

            Attached as exhibits are certain Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA")) and certain Collateral Term Sheets (as defined in the no-action letter issued by the Commission's staff on February 17, 1995, to the PSA) furnished to the Registrant by Greenwich Capital Markets, Inc., Goldman, Sachs & Co., Credit Suisse First Boston LLC, Bear, Stearns & Co., Inc., Wachovia Capital Markets, LLC and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") in respect of the Registrant's proposed offering of the Commercial Mortgage Pass-Through Certificates, Series 2005-GG4 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-115888) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials and Collateral Term Sheets by reference in the Registration Statement.

            The Computational Materials and Collateral Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Computational Materials or the Collateral Term Sheets.

ITEM 9.01   Financial Statements and Exhibits.
            ---------------------------------

            (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

(99.1) Computational Materials prepared by Greenwich Capital Markets, Inc., Goldman, Sachs & Co., Credit Suisse First Boston LLC, Bear, Stearns & Co., Inc., Wachovia Capital Markets, LLC and Morgan Stanley & Co. Incorporated in connection with GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates,
                                          Series 2005-GG4.

(99.2) Collateral Term Sheets prepared by Greenwich Capital Markets, Inc., Goldman Sachs & Co., Credit Suisse First Boston LLC, Bear, Stearns & Co., Inc., Wachovia Capital Markets, LLC and Morgan Stanley & Co. Incorporated in connection with GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates,
                                          Series 2005-GG4.

SIGNATURES
----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 20, 2005

                                    GS MORTGAGE SECURITIES CORPORATION II



                                    By: /s/ Leo Huang
                                        ---------------------------------------
                                        Name:  Leo Huang
                                        Title: CFO

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.               Description                            Electronic (E)
-----------               -----------                            --------------

(99.1)                    Computational Materials prepared            (E)
                          by Greenwich Capital Markets,
                          Inc., Goldman, Sachs & Co., Credit
                          Suisse First Boston LLC, Bear,
                          Stearns & Co., Inc., Wachovia
                          Capital Markets, LLC and Morgan
                          Stanley & Co. Incorporated in
                          connection with GS Mortgage
                          Securities Corporation II,
                          Commercial Mortgage Pass-Through
                          Certificates, Series 2005-GG4.

(99.2)                    Collateral Term Sheets prepared by          (E)
                          Greenwich Capital Markets, Inc.,
                          Goldman Sachs & Co., Credit Suisse
                          First Boston LLC, Bear, Stearns &
                          Co., Inc., Wachovia Capital
                          Markets, LLC and Morgan Stanley &
                          Co. Incorporated in connection
                          with GS Mortgage Securities
                          Corporation II, Commercial
                          Mortgage Pass-Through
                          Certificates, Series 2005-GG4.